Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
OPERATING EXPENSES
Research & Development	$ 2,839,060	$ 3,216,933
General & Administrative	3,974,786	1,125,712
Loss from Operations	(6,813,846)	(4,342,645)
OTHER INCOME/EXPENSE
Interest Income		2
Non-Operating Income	33,997
Non-Operating Expenses	(51,250)
Interest Expense	(2,051,839)	(3,448,939)
TOTAL OTHER INCOME/EXPENSE	(2,069,092)	(3,448,937)
NET LOSS	(8,882,938)	(7,791,582)
Cumulative Series A Preferred Stock Dividend Requirement	(31,250)	(125,000)
Deemed Dividend on Series A Convertible Preferred Stock	(1,971,975)
NET LOSS available to common shareholders	$ (10,886,163)	$ (7,916,582)
Weighted Average # of Shares (in Shares)	12,377,299	5,429,248
Basic Loss per Common Share Outstanding (in Dollars per share)	$ (0.88)	$ (1.46)
Diluted Loss per Common Share Outstanding (in Dollars per share)	$ (0.88)	$ (1.46)